UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 30, 2012
W. S. INDUSTRIES INC.
(Exact name of registrant as specified in its charter)
Nevada	000-052752	98-0439650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
815 Hornby Street, Suite 404, Vancouver, British Columbia		V6Z 2E6
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(604) 830-6499
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 17, 2012, Fraser Campbell resigned as President, Chief Executive Officer, Chief Financial Officer and a Director of the Registrant.

Effective September 17, 2012, James F. Dempsey was appointed as President, Chief Executive Officer and Chief Financial Officer.

James F. Dempsey, age 59, has worked in the Vancouver residential real estate market where he specializes in meeting the needs of deniors. Prior to his real estate career, Jack spent many years as a professional helicopter pilot. Jack's community service work includes serving on the board of the Vancouver Abbeyfield Society.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W.S. INDUSTRIES INC.
/s/ James F. Dempsey
James F. Dempsey
President, Chief Executive Officer and Chief Financial Officer

Date:	November 30, 2012